Exhibit 10.8

EXECUTION COPY

TRADEMARK SECURITY AGREEMENT, dated as of October 4, 2004, among JOSTENS SECONDARY HOLDINGS CORP. (“Holdings”), JOSTENS IH CORP. (the “Borrower”), the subsidiaries of the Borrower listed on Schedule I hereto (the “Subsidiary Grantors”) and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (the “Administrative Agent”).

Reference is made to the Security Agreement dated as of October 4, 2004 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, the Subsidiary Grantors and the Administrative Agent.  The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of October 4, 2004 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”)).  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Holdings and the Subsidiary Grantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

SECTION 1.  Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement.   The rules of construction specified in Section 1(a) of the Security Agreement also apply to this Agreement.

SECTION 2.  Grant of Security Interest.  As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II (the “Trademarks”);

(b) all goodwill associated with or symbolized by the Trademarks; and

(c) all assets, rights and interests that uniquely reflect or embody the Trademarks.

SECTION 3. Security Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement; provided that security interests granted herein shall automatically terminate upon the termination, release or other discharge of the Administrative Agent’s security interest in the Trademark Collateral granted pursuant to the Security Agreement as contemplated by the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

JOSTENS IH CORP.,

By	/s/ David A. Tayeh
Name: David Tayeh
Title: Secretary

JOSTENS SECONDARY HOLDINGS CORP.,

By	/s/ Marie Hlavaty
Name: Marie Hlavaty
Title: Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO,
THE LEHIGH PRESS, INC.

By	/s/ Robert S. Mathews
Name: Robert S. Mathews
Title: President

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent,

By	/s/ Robert Hetu
Name: Robert Hetu
Title: Director

By	/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Associate

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

JOSTENS IH CORP.,

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.,

By
Name:
Title:

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO, AKI, INC.

By	/s/ Kenneth A. Budde
Name: Kenneth A. Budde
Title: Secretary

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent,

By
Name:
Title:

By
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

JOSTENS IH CORP.,

By
Name:
Title:

JOSTENS SECONDARY HOLDINGS CORP.,

By
Name:
Title:

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO, JOSTENS, INC.

By	/s/ David A. Tayeh
Name: David A. Tayeh
Title: Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent,

By
Name:
Title:

By
Name:
Title:

Schedule I

Subsidiary Grantors

The Lehigh Press, Inc.

AKI, Inc.

Jostens, Inc.

Schedule II

I. Trademarks

Registered Owner	Mark	Registration Number	Expiration Date

II. Trademark Applications

Registered Owner	Mark	Registration Number	Date Filed

III. Trademark Licenses

Licensee	Licensor	Mark	Registration Number	Expiration Date